UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

6564 Smoke Tree Lane, Scottsdale Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.    Entry into a Material Definitive Agreement

On March 14, 2011, EGPI Firecreek, Inc. (“EGPI” or the “Company”) entered into and completed the closing of a Stock Purchase Agreement (the “Purchase Agreement”) involving the sale of South Atlantic Traffic Corporation (“Satco”), a wholly-owned subsidiary which provides variety of products geared primarily towards the transportation industry, to Distressed Asset Acquisitions, Inc. (“DAAI”) for approximately $50,000 in the form of a promissory note (the “Purchase Price”).  The promissory note is to be paid to EGPI on or before March 14, 2012 (the “Maturity Date)  in lawful money of the United States of America and in immediately available funds the principal sum of $50,000, together with interest on the unpaid principal of this Note from the date hereof at the interest rate of Nine Percent (9%). The Note can be extended for one additional twelve month period. Satco was acquired by EGPI as part of a Stock Purchase Agreement in November 2009.

Item 2.01.   Completion of Acquisition or Disposition of Assets

See Item 1.01 above.

Item 9.01   Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

Not applicable

(b)            Pro forma financial information.

On March 14, 2011, EGPI Firecreek, Inc. (“EGPI” or the “Company”) entered into and completed the closing of a Stock Purchase Agreement (the “Purchase Agreement”) involving the sale of South Atlantic Traffic Corporation (“Satco”), a wholly-owned subsidiary which provides variety of products geared primarily towards the transportation industry, to Distressed Asset Acquisitions, Inc. (“DAAI”) for approximately $50,000 in the form of a promissory note (the “Purchase Price”).  Satco was acquired by EGPI as part of a Stock Purchase Agreement in November 2009.

The unaudited pro forma consolidated financial information presented below illustrates the effect of the disposition of the Company’s interests in its wholly-owned subsidiary Satco (“Sold Assets”). The unaudited pro forma consolidated balance sheet as of September 30, 2010 is based on the historical statements of the Company as of September 30, 2010, after giving effect to the disposition of the Sold Assets as if it had occurred on September 30, 2010. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2010 is based on the historical financial statements of the Company for such periods after giving effect to the disposition of the Sold Assets, as if it had occurred on January 1, 2010. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s Third Quarter Form 10-Q filed with the SEC on November 22, 2010.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates. The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transactions occurred on the respective date assumed, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

(c)            Shell company transactions.

Not applicable

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Stock Purchase Agreement with the Stockholders of Distressed Asset Acquisitions, Inc. as of March 14, 2011
10.2	Promissory Note Agreement to the Stock Purchase Agreement with Distressed Asset Acquisitions, Inc., as of March 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2011

EGPI FIRECREEK, INC.

By	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer

EGPI FIRECREEK, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(Stated in U.S. Dollars)

	September 30, 2010
	Historical	Adjustments		Pro Forma
ASSETS

Current assets:
Cash	36,577	(14,687)		21,890
Accounts receivable, net of allowance	367,878	(363,278)		4,600
Note Receivable	-	50,000	(1)	50,000
Inventory	3,849	(3,266)		583
Prepaid expenses	52,841	(27,822)		25,019
Total current assets	461,145	(359,053)		102,092

Other assets:
Trade name, net of amortization	609,928	(609,928)		-
Customer list, net of amortization	174,777	(174,777)		-
Goodwill	2,012,518	(2,012,518)		-
Non-compete	7,000	(7,000)		-
Oil and natural gas properties (successful efforts method of accounting):				-
Proved, net of accumulated depletion, depreciation, and amortization	225,000	-		225,000

Fixed Assets, net	563,697	(25,793)		537,904
Total long term assets	3,592,920	(2,830,016)		762,904

Total assets	4,054,065	(3,189,069)		864,996

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable & accrued expenses	3,406,464	(2,588,060)		818,404
Notes payable and convertible notes	3,469,193	(1,241)		3,467,952
Advances & notes payable to shareholders	162,218	-		162,218
Derivative Liability	829,515	-		829,515
Total current liabilities	7,867,390	(2,589,301)		5,278,089
Total liabilities	7,867,390	(2,589,301)		5,278,089

Shareholders' equity (deficit):
Series A preferred stock, 20 million authorized, par value $0.001, one share convertible to one common share, no stated dividend, none outstanding	-	-		-
Series B preferred stock, 20 million authorized, par value $0.001, one share convertible to one common share, no stated dividend, none outstanding	-	-		-
Series C preferred stock, 20 million authorized, par value $.001, each share has 21, 200 votes per share, are not convertible, have no stated dividend. 14,287 shares outstanding	-	-		-
Common stock- $0.001 par value, authorized 1,300,000,000 shares, issued and outstanding 18,175,142 at September 30, 2010 and 1,029,115 at December 31, 2009	45,807	-		45,807
Additional paid in capital	26,307,970	-		26,307,970
Other comprehensive income	190,963	-		190,963
Common stock subscribed	367,578	-		367,578
Contingent holdback	12,234	-		12,234
Accumulated deficit	(30,737,877)	(599,768	)(2)	(31,337,645)
Total shareholders' equity (deficit)	(3,813,325)	(599,768)		(4,413,093)

Total liabilities & shareholders' equity (deficit)	4,054,065	(3,189,069)		864,996

Pro Forma Adjustments:

The unaudited pro forma consolidated balance sheet at September 30, 2010, reflects the following adjustments:

(1) Adjustment to reflect the proceeds from the sale by the Company of its wholly-owned subsidiary, Satco.
(2) Adjustment for recognition of the net gain on the sale as if the disposition had occurred January 1, 2010.

EGPI FIRECREEK, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Stated in U.S. Dollars)

	September 30, 2010
	Historical	Adjustments		Pro Forma
Revenues
Gross revenues from sales	1,564,849			1,564,849
Cost of sales	1,371,083		(1)	1,371,083
Net revenues from sales	193,766	-		193,766

General and administrative expenses:
General administration	2,478,075			2,478,075
Total general & administrative expenses	2,478,075	-		2,478,075

Net loss from operations	(2,284,309)	-		(2,284,309)
Other revenues and expenses:
Gain (loss) on asset disposal	2,927			2,927
Gain (loss) on Retirement of debt	(696,694)			(696,694)
Gain (loss) on derivatives	(847,391)			(847,391)
Miscellaneous Income				-
Interest expense	(247,064)			(247,064)
Net income (loss) before provision for income taxes	(4,072,531)	-		(4,072,531)

Net income (loss)	(4,072,531)	-		(4,072,531)

Other comprehensive income (loss)
Gain on disposal of discontinued component			(2)
Gain (loss) from Foreign exchange translation	190,963			190,963

Total comprehensive income (loss)	(3,881,568)	-		(3,881,568)

Pro Forma Adjustments:

The unaudited pro forma statement of consolidated operations for the nine months ended September 30, 2010, reflects the following adjustments:

(1) Adjustment to eliminate General and Administrative expenses associated with the Sold Assets.
(2)  Adjustment to record gain on disposition of the Sold Assets as if the disposition has occurred on January 1, 2010.